Segment Information	12 Months Ended
Dec. 31, 2022
Segment Reporting [Abstract]
Segment Information
14. SEGMENT INFORMATION
In its operation of the business, management, including our chief operating decision maker, who is also our Chief Executive Officer, reviews the business as one segment. The Company currently ships its products to markets in the United States and Japan. Product sales attributed to a country are based on the location of the customer to whom the products are being sold. Long-lived assets are primarily held in the United States.
Product sales by country are as follows:

	Years Ended December 31,
	2022	2021
	(in thousands)
North America	$65,170	$45,781
Japan	680	5,071

Total Revenue	$65,850	$50,852